EXHIBIT 99

                                    [FORM OF]
                              LETTER OF TRANSMITTAL

                     FIRST AMERICAN TITLE INSURANCE COMPANY
                                OFFER TO EXCHANGE
                         COMMON SHARES, $1.00 PAR VALUE
                   OF THE FIRST AMERICAN FINANCIAL CORPORATION
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                               FOR THE OUTSTANDING
                                COMMON SHARES OF
               [FIRST AMERICAN HOME BUYERS PROTECTION CORPORATION]
                 [FIRST AMERICAN TITLE GUARANTY HOLDING COMPANY]
                           PURSUANT TO THE PROSPECTUS
                             DATED [_________], 1998

-------------------------------------------------------------------------------
             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
                        5:00 P.M., PACIFIC STANDARD TIME,
              ON [__________], 1998, UNLESS THE OFFER IS EXTENDED.
-------------------------------------------------------------------------------
                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                          FIRST AMERICAN TRUST COMPANY
                      BY MAIL/OVERNIGHT DELIVERY: BY HAND:

First American Trust Company                  First American Trust Company
421 North Main Street                         421 North Main Street
Santa Ana, CA 92701-4642                      Santa Ana, CA 92701-4642
Attn: Trust Operations                        Attn: Trust Operations

                            FACSIMILE TRANSMISSIONS:
                                 (714) 972-1368

                   TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (800) 854-3643
                             -----------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of common shares of [First American Home Buyers Protection Corporation] [First American Title Guaranty Holding Company] (the "Subsidiary Shares") if Subsidiary Shares are to be forwarded herewith pursuant to the procedures set forth under "The Exchange Offer -- Procedures for Tendering Subsidiary Shares" in the Prospectus.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF)
AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


-------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF TENDERED SUBSIDIARY SHARES
-------------------------------------------------------------------------------------------------------------------------

                                                                  TOTAL NUMBER
                                                              OF SUBSIDIARY SHARES
NAME AND ADDRESS OF                       CERTIFICATE               REPRESENTED                     NUMBER OF
REGISTERED HOLDER                           NUMBERS                 BY SHARE                   SUBSIDIARY SHARES
(PLEASE FILL IN IF BLANK)                                         CERTIFICATE(S)                    TENDERED*
                                    -------------------------------------------------------------------------------------
                                                            $                             $
                                    -------------------------------------------------------------------------------------
                                                            $                             $
                                    -------------------------------------------------------------------------------------
                                                            $                             $
-------------------------------------------------------------------------------------------------------------------------
TOTAL AMOUNT TENDERED:                                      $                             $
-------------------------------------------------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered.


Ladies and Gentlemen:

     The undersigned hereby tenders to First American Title Insurance Company, a California corporation ("FATICO"), the above-described common shares of [First American Home Buyers Protection Corporation] [First American Title Guaranty Corporation] (the "Subsidiary Shares") upon the terms and subject to the conditions set forth in the Prospectus dated [_____________], 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Subsidiary Shares tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to FATICO all right, title and interest in and to such tendered Subsidiary Shares. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of FATICO in connection with the Exchange Offer) with respect to the tendered Subsidiary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for the Subsidiary Shares to FATICO together with all accompanying evidences of transfer and authenticity to and (ii) receive for the account of FATICO all benefits and otherwise exercise all rights of beneficial ownership of such Subsidiary Shares, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SUBSIDIARY SHARES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, FATICO WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SUBSIDIARY SHARES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY FATICO OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF SUBSIDIARY SHARES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

      The name and address of the registered holder of the Subsidiary Shares tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Subsidiary Shares. The Certificate numbers and the Subsidiary Shares that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Subsidiary Shares are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Subsidiary Shares than are tendered or accepted for exchange, Certificates for such unexchanged or untendered Subsidiary Shares will be returned, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.


     The undersigned understands that tenders of Subsidiary Shares pursuant to any one of the procedures described under "The Exchange Offers -- Procedures for Tendering Subsidiary Shares" in the Prospectus and in the instructions herein will, upon FATICO's acceptance for exchange of such tendered Subsidiary Shares, constitute a binding agreement between the undersigned and FATICO upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, FATICO may not be required to accept for exchange any of the Subsidiary Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Common shares, $1.00 par value, of the The First American Financial Corporation ("FAFCO Shares") and any cash payment in lieu of fractional shares, as discussed in the Prospectus, be issued in the name of the undersigned. If applicable, substitute Certificates representing Subsidiary Shares not exchanged or not accepted for exchange will be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver FAFCO Shares and any cash in lieu of fractional shares to the undersigned at the address shown below the undersigned's signature.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                 HOLDERS SIGN HERE (SEE INSTRUCTIONS 2, 5 AND 6)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 14)
       (NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder exactly as name appears on Certificates for the Subsidiary Shares hereby tendered, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by FATICO or the Exchange Agent to comply with the restrictions on transfer applicable to the Subsidiary Shares). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title.
See Instruction 5.

o__________________________________________
(SIGNATURE OF HOLDER)

Date:_________________, 1998

Name:______________________________________
(PLEASE PRINT)

Capacity (full title):_______________________________

Address:_____________________________________________
_____________________________________________________
_____________________________________________________
(INCLUDE ZIP CODE)

Area Code and Telephone Number:______________________

Tax Identification or Social Security Number:________

                             GUARANTEE OF SIGNATURE
                           (SEE INSTRUCTIONS 2 AND 5)

o__________________________________________
(AUTHORIZED SIGNATURE)

Date:_______, 1998

Name of Firm:________________________________________

Capacity (full title):_______________________________
(PLEASE PRINT)

Address:_____________________________________________
_____________________________________________________
_____________________________________________________
(INCLUDE ZIP CODE)

Area Code and Telephone Number:______________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the FAFCO Shares and/or any Subsidiary Shares that are not tendered are to be issued in the name of someone other than the registered holder of the Subsidiary Shares whose name appears above.

Issue:
(__)      FAFCO Shares
(__)      Subsidiary Shares not tendered

to:

Name:______________________________________________

Address:___________________________________________
___________________________________________________
___________________________________________________
(INCLUDE ZIP CODE)

Area Code and Telephone Number:____________________

Tax Identification or Social Security Number:______

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

To be completed ONLY if the FAFCO Shares and/or any Subsidiary Shares that are not tendered are to be sent to someone other than the registered holder of the Subsidiary Shares whose name appears above, or to such registered holder at an address other than that shown above.

Mail

(__)      FAFCO Shares
(__)      Subsidiary Shares not tendered

to:

Name:______________________________________________

Address:___________________________________________
___________________________________________________
___________________________________________________
(INCLUDE ZIP CODE)

Area Code and Telephone Number:____________________

Tax Identification or Social Security Number:______

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if Certificates are to be forwarded herewith. Certificates as well as this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

      THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

     FATICO will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or a facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by the registered holder of Subsidiary Shares tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above.

     In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Tendered Subsidiary Shares" is inadequate, total number of Subsidiary Shares represented by Certificate and/or the number of Subsidiary Shares tendered and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Subsidiary Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Subsidiary Shares that are to be tendered in the box entitled "Number of Subsidiary Shares Tendered." In such case, a new Certificate for the remainder of the Subsidiary Shares that were evidenced by the old Certificate will be sent to the holder of the Subsidiary Shares promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Subsidiary Shares represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated as provided herein.

     Except as otherwise provided herein, tenders of Subsidiary Shares may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Subsidiary Shares to be withdrawn, the number of Subsidiary Shares to be withdrawn, and (if Certificates for Subsidiary Shares have been tendered) the name of the registered holder of the Subsidiary Shares as set forth on the Certificates for the Subsidiary Shares, if different from that of the person who tendered such Subsidiary Shares. If Certificates for the Subsidiary Shares have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Subsidiary Shares, the tendering holder must submit the serial numbers shown on the particular Certificates for the Subsidiary Shares to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution. Withdrawals of tenders of Subsidiary Shares may not be rescinded and Subsidiary Shares properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer Procedures for Tendering Subsidiary Shares."


     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by FATICO, in its sole discretion, whose determination shall be final and binding on all parties. None of FATICO, any affiliate or assignee of FATICO, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Subsidiary Shares that have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Subsidiary Shares tendered hereby, the signature must correspond exactly with the name as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

     If any of the Subsidiary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Subsidiary Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to FATICO, in its sole discretion, of such persons' authority to so act.

     When this Letter of Transmittal is signed by the registered holder of the Subsidiary Shares listed and transmitted hereby, no endorsement of Certificates or separate stock powers are required unless FAFCO Shares are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder of the Subsidiary Shares listed, the Certificates must be endorsed or accompanied by appropriate stock powers, signed exactly as the name of the registered holder appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the the Company or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Subsidiary Shares. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If FAFCO Shares are to be issued in the name of a person other than the registered holder, or if FAFCO Shares are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Subsidiary Shares not exchanged will be returned by mail unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. IRREGULARITIES. FATICO will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Subsidiary Shares, which determination shall be final and binding on all parties. FATICO reserves the absolute right to reject any and all tenders which it determines to not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to FATICO, be unlawful. FATICO also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus or any conditions or irregularity in any tender of Subsidiary Shares of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. FATICO's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Subsidiary Shares will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of FATICO, the Exchange Agent, any affiliates or assigns of FATICO or the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus and the Letter of Transmittal may be obtained from the Exchange Agent.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Subsidiary Shares are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Subsidiary Shares exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer
Identification   Number   below   in  order   to   avoid   backup   withholding.
Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Subsidiary Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Subsidiary Shares. If the Subsidiary Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 " for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Subsidiary Shares have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Subsidiary Shares for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, FAFCO Shares are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Subsidiary Shares tendered, or if a transfer tax is imposed for any reason other than the exchange of Subsidiary Shares in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

-----------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME:  FIRST AMERICAN TRUST COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX             Social security number OR Employer
Form W-9                          AT RIGHT AND CERTIFY BY SIGNING AND                    identification number
Department of the Treasury        DATING BELOW.
  Internal Revenue Service

Payer's Request for
Taxpayer
Identification
Number (TIN)
                                ---------------------------------------------------------------------------------------------------
                                  Part   2--CERTIFICATION--Under   penalties  of
                                            perjury, I certify that:

                                  (1)      The  number  shown on this form is my
                                           correct    Taxpayer    Identification
                                           Number (or I am waiting  for a number
                                           to be issued to me) and

                                  (2)      I   am   not    subject   to   backup
                                           withholding either because:  (a) I am
                                           exempt  from backup  withholding,  or
                                           (b) I have not been  notified  by the
                                           Internal  Revenue Service (the "IRS")
                                           that   I   am   subject   to   backup
                                           withholding  as a result of a failure
                                           to report all interest or  dividends,
                                           or (c) the IRS has notified me that I
                                           am  no  longer   subject   to  backup
                                           withholding.
                                ---------------------------------------------------------------------------------------------------
                                  CERTIFICATION INSTRUCTIONS--You must cross out         Part 3
                                  item (2)  above  if you have  been notified by         Awaiting TIN
                                  the IRS  that  you are  currently  subject  to
                                  backup withholding because of under  reporting
                                  interest  or  dividends  on your  tax  return.
                                  Awaiting  TIN (__)  However,  if  after  being
                                  notified  by the IRS that you are  subject  to
                                  backup   withholding,   you  received  another
                                  notification  from  the  IRS  that  you are no
                                  longer subject to backup  withholding,  do not
                                  cross out such item (2).

                                  THE INTERNAL  REVENUE SERVICE DOES NOT REQUIRE
                                  YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT
                                  OTHER  THAN  THE  CERTIFICATIONS  REQUIRED  TO
                                  AVOID BACKUP WITHHOLDING.

                                  SIGNATURE _______________________________ DATE__________________
                                  NAME (Please Print)_____________________________________________
                                  ADDRESS (Please Print)__________________________________________
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NOTE:       FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF
            31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW
            THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
            ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING  CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
         I certify  under  penalties of perjury  that a Taxpayer  Identification
Number has not been issued to me, and either (1) I have mailed or  delivered  an application  to  receive a  Taxpayer  Identification  Number to the  appropriate
Internal Revenue Service Center or Social Security  Administration Office or (2)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31%
of all  reportable  payments made to me will be withheld,  but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature_____________________________________________  Date___________________

Name (Please Print)____________________________________________________________

Address (Please Print)_________________________________________________________

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